WREI	Exchange Traded Funds	|	12.29.2015
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
WREI	Wilshire US REIT ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated December 29, 2015, are incorporated by reference into (and are considered part of) this Summary Prospectus.

ETF-SUMPRO-WREI	guggenheiminvestments.com

Investment Objective

The Wilshire US REIT ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (“Wilshire US REITSM” or the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (comprehensive management fee)	0.32%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.32%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$33	$157	$293	$690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Wilshire US REIT. The Wilshire US REIT is a rules-based index comprised of, as of November 30, 2015, approximately 114 securities, which may include securities of companies of all categories of market capitalizations, (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated (“Wilshire®” or the “Index Provider”). The Wilshire US REIT is comprised primarily of real estate investment trusts (“REITs”) and is derived from the broader Wilshire 5000 Total Market IndexSM. The Wilshire US REIT is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire US REIT. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Wilshire US REIT. The Board of Trustees (the "Board") of Claymore Exchange-Traded Fund Trust (the “ Trust”) may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances, such as: (i) regulatory requirements which may affect the Fund’s ability to hold a security included in the Index, (ii) restrictions or requirements in local markets (to the extent the Fund invests in underlying securities representing ADRs included in the Index) which may render it infeasible or inefficient for the Fund to purchase or sell a security included in the Index or (iii) liquidity concerns that may affect the Fund’s ability to purchase or sell a security included in the Index, in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated. As of August 31, 2015, the financial services sector represented a substantial portion of the Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

REIT Risk. REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of changes in environmental laws; and intense competition and periodic overbuilding. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type or properties, investments or narrow geography area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. A REIT may be more volatile and/or more illiquid than other types of equity securities. In addition, like investment companies, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, REITs are subject to certain provisions under federal tax law, including a requirement that REITs distribute substantially all of their net income to their shareholders, which may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund's exposure to risks associated with rising rates because interest rates are expected to start increasing in the foreseeable future, with unpredictable impacts on the markets and the Fund's investments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve's continued tapering or reversal of its "quantitative easing" policy of purchasing large quantities of securities issued or guaranteed by the U.S.

government), rising inflation and changes in general economic conditions. Interest rate changes can be sudden and unpredictable.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Small and Medium-Sized Company Risk. Investing in real estate companies may involve risks similar to those associated with investing in small or medium-sized capitalization companies. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. Securities of these companies present additional risks because their earnings are less predictable and they are more likely than larger companies to have narrower product lines, markets or financial resources. These companies’ securities may be more volatile and less liquid than those of larger, more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and increased competition. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability and viability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Adverse developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Micro-cap Company Risk. Micro-cap companies involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds ("ETFs") that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise holds investments other than those that comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Market Price Risk. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value (“NAV”) and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market. Given the fact that Shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as “Authorized Participants.” Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described under “How to Buy and Sell Shares”). If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to create and redeem in either of these cases, Shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade at prices closely correlated to the Fund's next calculated NAV, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Although market makers will generally take advantage of differences between the NAV and the market price of Shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the NAV and/or market prices for Shares. The bid-ask spread is generally larger during periods of lower than regular trading volume in Shares or reduced market liquidity and can increase significantly during periods of market disruption or steep declines, which may be the time an investor most wants to sell its Shares. The Fund's bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The Fund’s investment results are measured based upon the daily NAV of the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Tax Risks. In order to qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”) and avoid Fund-level taxes, the Fund must satisfy certain income and asset composition requirements, as well as certain distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a RIC for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at guggenheiminvestments.com.

Calendar Year Total Returns as of 12/31
The Fund commenced operations on March 9, 2010. The Fund’s year-to-date total return was -3.16% as of September 30, 2015.

During the periods shown in the chart above, the Fund’s highest and lowest calendar quarter returns were 15.31% and -14.70%, respectively, for the quarters ended December 31, 2011 and September 30, 2011. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

		Since
Average Annual Total Returns for the		inception
Periods Ended December 31, 2014	1 year	3/9/2010
Returns Before Taxes	31.34%	16.43%
Returns After Taxes on Distributions	29.65%	15.08%
Returns After Taxes on Distributions and Sale of Fund Shares	17.65%	12.54%
Wilshire US REIT Index SM (reflects no deduction for fees, expenses or taxes)	31.78%	16.82%
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)	28.03%	16.44%

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Investment Sub-Adviser. Guggenheim Partners Investment Management, LLC.

Portfolio Managers. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Vice President, James R. King, CFA, Portfolio Manager, and Adrian Bachman, CFA, Portfolio Manager.  Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Mr. Bachman has managed the Fund's portfolio since December 2014.

Purchase and Sale of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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800.820.0888
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